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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 1998

                    Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                      333-49129               74-2440858
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(State or Other               (Commission             (IRS Employer
Jurisdiction of               File Number)            Identification No.)
Incorporation)

200 Vesey Street, New York, New York                  10285
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(Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code (212) 526-7000

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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      On or about November 24, 1998, a single series of certificates, entitled LB Commercial Mortgage Trust 1998-C4, Commercial Mortgage Pass-Through Certificates, Series 1998-C4 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation (the "Registrant") and a master servicer, a special servicer, trustee and a fiscal agent. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-49129) and sold to Lehman Brothers Inc. ("Lehman Brothers") and an affiliate thereof (together, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

      In connection with the expected sale of the Underwritten Certificates, Lehman Brothers has advised the Registrant that it has furnished to prospective investors certain materials attached hereto as Exhibit 99.1 that constitute "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheet" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

      The materials attached hereto have been prepared and provided to the Registrant by Lehman Brothers. The information in such materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable

(b) Pro formal financial information:

      Not applicable

(c) Exhibits:


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Exhibit No.   Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets, dated November 23, 1998, prepared and disseminated by Lehman Brothers Inc.


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                                 EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
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99.1          Certain materials constituting Computational Materials
              dated November 23, 1998, prepared and disseminated
              by Lehman Brothers Inc.                                          P
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                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 23, 1998

                                  STRUCTURED ASSET SECURITIES
                                   CORPORATION


                                  By: /s/ James Blakemore
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                                      Name:  James Blakemore
                                      Title: Vice President